 Facilitating the Mobile Device Revolution

www.sinohub.com

 This presentation contains “forward-looking statements” within the meaning of the “safe-harbor”
 provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the company to differ materially from the results expressed or implied by such statements, including changes of anticipated sales levels, future international, national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products and services, marketing existing products and services, customer acceptance of existing and new products and services, and other factors, including those factors described in SinoHub’s Annual
 Report on Form 10-K filed on March 14, 2011. Any statements that are not historical facts and that express, or involve discussions, as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “intends,” “plans,” and
 “projection”) are not historical facts, may be forward-looking statements and may involve estimates and uncertainties. Accordingly, although the company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The company undertakes no obligation to update the forward-looking information contained in this presentation.
Safe Harbor Statement

Worldwide White-box Phone Sales
(millions)
700
600
500
400
300
200
100
-
389
534
640
37%
20%
2009
2010E
2011E

SINOHUB

www.sinohub.com

Sources: JP Morgan & Nokia, 2010
Growth in White-box Phones Continues

THE WALL STREET JOURNAL.
WSJ.com

TECHNOLOGY | JUNE 16, 2010, 3:52 A.M. ET

Tianyu Leads Rise of China's Handset Makers

By LORETTA CHAO

BEIJING—Chinese handset makers are gaining market share on their home turf, the world's largest mobile market, using agility and their knowledge of Chinese users to challenge multinational heavyweights such as Nokia Corp.

Leading the pack is Beijing Tianyu Communication Equipment Co., also known by the name of its handset brand, K-Touch. Tianyu has become the biggest local handset maker in China, where its relatively inexpensive smartphones—some offered with quirky features such asdual SIM card support and ultraviolet lights, used for detecting counterfeit bills—appeal to consumers.

The company had a 7.5% share of roughly 55 million handsets shipped in China in the first quarter, ranking third after Nokia and Samsung Electronics Corp., compared with just 1.2% of the market in the first quarter of 2007, according to Analysys International. Analysts say new handsets by Lenovo Group Ltd., Huawei Technologies Co. and ZTE Corp. may also challenge sales by multinational industry leaders.

Sales of unbranded phones surge worldwide

SALES of low-cost Chinese mobile phones helped fuel a global surge in handset shipments in the third quarter, research firm Gartner said, squeezing market leader Nokia Corp. at a time it facing pressure from Apple Inc.'s iPhone and other smartphones.

Shipments of "white-box," or unbranded, mobile phones rose sharply in emerging markets as Chinese manufacturers expanded into regions like India and Africa, taking market share from the larger mobile phone vendors, Gartner said.

Unbranded phone makers' rapid growth hit the combined market share of the world's five largest handset vendors, which fell to 67 percent in the third quarter from 83 percent a year earlier. Overall, shipments of phones increased 35 percent in the third quarter from a year earlier to 417 million units, Gartner said.

SINOHUB

www.sinohub.com

Wall Street Journal
(June 2010)
Shenzhen Daily
(November 2010)
Custom-Mobile Phones . . . Explosive Growth

www.sinohub.com

White-box Market - Product Cycle
● Technology changes every 2-3 months
● Marketing life-time for a new design is ~ 3
 months
● Average volume for new design is 200-300K

www.sinohub.com

Distribution Channels for White-box phones
Local Chinese
Brand Names
Tianyu
Tianyu Sells China’s
#1 White-box Brand:
K-Touch
Overseas
Non-Brand
Names
“Local Kings” in
Developing Countries
• local brand
• 100,000 units/month
SinoHub ICM Focus
Local Chinese
Non-Brand
Names
Thousands of
small companies

www.sinohub.com

Who is Producing White-box Phones?
Local Chinese
Brand Names
Tianyu
Tianyu Produces
China’s #1 Brand:
K-Touch
Local Chinese
Integrators
>1000 small
companies
Two
Options

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“Local Kings” - Problems with Existing Suppliers
● With Local Chinese Brand Names:
 – High Minimum Order Quantities
 – Long Lead-times
● With Local Chinese Integrators:
 – Quality Control
 – Financial Resources

www.sinohub.com

ICM Competitive Advantage - “Joint-Design”
* If motherboard modifications are required, SinoHub works with design house for R&D costs
Customer
chooses
reference
image
design &
specs from
SinoHub’s
online
platform
Customer
contacted
by SinoHub
to work
through
specific
design
features*
Market-Specific
Needs
SinoHub buys
motherboards
from design
house
SinoHub
produces
motherboards
in-house
Customer
Choice
A
B
Order &
deposit
processed,
phones
produced
& shipped
Moulds,
Production, &
Testing
SinoHub Model

www.sinohub.com

Benefits Of Joint-Design Model
    Flexibility of Design
 ➢ Competitive features for local markets
 Flexible MOQ
 ➢ Ability to profitably deliver low-volume orders which
 eliminates inventory risk
 Reliability
 ➢ Consistent quality
 ➢ Financial Strength

HT Mobile

- Large Indonesian mobile phone distributor
- ~ 40 brands & designs
- Annual sales of roughly 6 million phones

April 2010 →

SinoHub produces small orders for HT Mobile

- 20k – 30k per order

December 2010 ↓

Relationship Expands

✓ Initial Orders for anticipated delivery of over 1 million in 2011 received

✓ SinoHub to produce smartphones for HT

← **2011**

1,000,000
2011 HT Mobile
Handset Sales
6,000,000
Annual # of phones sold by HT Mobile
SinoHub Supplied

SINOHUB

www.sinohub.com

ICM Case Study: HT Mobile

www.sinohub.com

Synergistic Service Network - Capability
China
Beijing
Regional Office &
Support Center
Shanghai
Regional Service Center

Shenzhen
1)Headquarters
Warehouse
2) ICM Factory
300k phones per mo
630k PCBA boards per mo
3) Customs Office
4) ICM Sales Office
Hong Kong Warehouse
(80k sq. ft.)
2 .5 - 3 million phones
Per month
Shenzhen
Shanghai
Beijing

www.sinohub.com

Company 10-year Growth & Evolution
Markets
Served:
China
Developing
Countries
ECP
ICM
SCM
China
2000
2005
2010
Business
Unit:
Supply Chain
Management
Electronic Component
Purchasing
Integrated Contract
Manufacturing
ECSS

WILLAS-ARRAY™

HUAQIN TELECOM

ht MOBILE

Dragon Technology Distribution

RONCENT

China unicom 中国联通

éTouch

IMDSP

高创捷通信 Gaophone

GSTAR

SINOHUB

www.sinohub.com

Strong Customer Relationships
Vendors, Distributors	Design Houses	Distributors, Operators

Revenue
Millions
$250
$200
$150
$100
$50
$0
$19.1
$28.8
$79.5
$128.4
$196.7
2006
2007
2008
2009
2010

Net Income
Millions
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$1.2
$3.5
$8.5
$12.4
$19.1
2006
2007
2008
2009
2010

SINOHUB

www.sinohub.com

Financial Highlights
Founded: 2000       NYSE Amex: SIHI
Shenzhen, China     No. of Employees: 900
2011 Guidance 30% Growth ($255MM Revenue)

www.sinohub.com

Financial Highlights - Annual Figures
YOY Growth Revenue	51%	176%	62%	53%
Gross profit	68%	142%	38%	69%
Net income	192%	143%	46%	54%
(Audited, USD millions, except EPS)	2007	2008	2009	2010
Revenue	$28.8	$79.5	$128.4	$196.7
Gross profit	$6.7	$16.2	$22.4	$37.8
Net income	$3.5	$8.5	$12.4	$19.1
Earnings per share - diluted Number of shares (millions) - diluted	$0.22 15.9	$0.4 21.5	$0.48 25.7	$0.67 28.4

www.sinohub.com

Financial Highlights (Q4 2010)
Revenue
Gross profit
Net income
Earnings per share (fully diluted)
Revenue
(Unaudited, USD millions, except EPS)
$58.5
$42.8
$13.0
$6.4
$7.2
$3.7
$0.25
$0.13
37%
102%
98%
Q4
2010
Q4
2009
YOY

www.sinohub.com

Balance Sheet
Assets:
 Cash & Cash Equivalents
 $4.5
 $4.5
 $4.5
 $4.5
 $4.5
$11.2
$14.6
$45.7
$32.1
 $4.5
 $4.5
 $4.5
 $4.5
 $4.5
 $4.5
$38.9
 $4.5
$110.1
$67.8
$42.2
$110.1
$1.3
$0.7
$4.5
 Restricted Cash
 Accounts Receivable
 Inventories
 Property, Plant & Equipment
 Prepaid & other
 Deposits with Suppliers
Total Assets
Liabilities & Shareholders’ Equity:
 Total Debt, including current portion

Total Liabilities
Total Shareholders’ Equity
Total Liabilities & Shareholders’ Equity
 (Audited, USD, millions) December 31, 2010

www.sinohub.com

Growth Strategy
■ New Customers: Mobile Phone
    Distributors & Operators
■ Penetrate Chinese market
■ Expansion in Southeast Asia: Indonesia,
    India, Vietnam, Thailand & Malaysia
■ ICM Factory: ~700 employees
ICM: Deepen
Asian Market
Penetration

www.sinohub.com

Experienced Management Team
Henry T. Cochran - CEO and Chairman of the Board
 ▪ 30+ years founding and managing companies
 ▪ Former CEO and president - Content Integrity & Advanced Visual Systems
 ▪ Former VP - Sybase
 ▪ Strong MIS background
Lei Xia - President
 ▪ 15 years in electronics industry in China
 ▪ Significant senior management experience in the Chinese electronics industry
 ▪ First sales manager of Arrow Electronics’ Shanghai office
 ▪ Founded RGL Beijing (high-end distributor and solution provider) and NEFAB China
 (manufacturer and packaging solution provider)
Willa Li - CFO (De Hai Li)
 ▪ Deep experience working with Chinese banks
 ▪ Significant knowledge of electronic components industry
 ▪ Prior CFO of Shenzhen Excellence Investment Development Co. where he helped to raise
  RMB 120 million
 ▪ Prior CFO of Hong Kong B&D Engine Company

www.sinohub.com

Jeff He - Director. Commercial Operations, China, Saint-Gobain Abrasives, Shanghai
- Extensive business experience in the USA and China; M&A experience; background in Finance; MBA
✓
World-Class Corporate Governance
BOARD OF DIRECTORS
Audit
Committee
Harry Cochran - Chairman of the Board and CEO
Lei Xia - President
Will Wang Graylin - CEO, ROAM Data
- Extensive operational and entrepreneurial skills in mobile phone industry
Ted Shen - Senior Associate, Austen Morris Associates, Shanghai
- Experience in finance, investment management, manufacturing and sales
Daniel Lui - CEO, Porcheers Consultants
- Former CFO of U.S. listed Chinese company, significant experience with internal controls, MBA
 ✓*
* Chairman, Audit Committee
✓

www.sinohub.com

Why Invest in SinoHub?
✓  Experienced Management
✓  Effective Corporate Governance
✓  5 consecutive years of high growth & profits
✓  Barriers to Entry: Proprietary Platforms &
     Extensive Know-how
✓  Top-10 Accounting Firm: Baker Tilly
✓  US law firm: Seyfarth Shaw

www.sinohub.com

COMPANY:    Vice President, Investor Relations:
Cathy Hu    Douglas Menelly
SinoHub, Inc.    SinoHub, Inc.
Phone: +86 159 8675-5834  Phone (China): + 86 (139) 2524-5053
Email: cathy.hu@sinohub.com   Phone (USA): + (516) 445-5387
      Email: dmenelly@sinohub.com
External I.R. Firm:
Ted Haberfield
HC International, Inc.
Phone: +1 (760) 755-2716
Email: thaberfield@hcinternational.net
Thank you for your time !
 Facilitating the Mobile Device Revolution